UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 1, 2006



                              SILGAN HOLDINGS INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                 06-1269834
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                   06901
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2006, the Board of Directors of Silgan Holdings Inc., or the Company, elected Anthony J. Allott as Chief Executive Officer of the Company. In addition to serving as Chief Executive Officer of the Company, Mr. Allott will continue to serve as President of the Company.

In connection with the election of Mr. Allott as Chief Executive Officer of the Company, the Compensation Committee of the Board of Directors of the Company approved an annual salary for Mr. Allott of $767,000, representing a $47,000 increase from the annual salary previously approved by the Compensation Committee for Mr. Allott, payable in accordance with his employment agreement dated April 12, 2004. The Compensation Committee also approved (i) a bonus for Mr. Allott for 2006 of up to 100% of his annual base salary, which bonus is calculated pursuant to a formula based on the Company's earnings before interest, taxes, depreciation and amortization for 2006 as compared to 2005, and
(ii) a grant to Mr. Allott of a performance award of 100,000 restricted stock units under the Company's 2004 Stock Incentive Plan, which is based on a minimum level of earnings before interest, taxes, depreciation and amortization of the Company being attained in 2006 and which vests all at once on March 1, 2011, subject to the terms of the Company's 2004 Stock Incentive Plan.

Effective as of March 1, 2006, Messrs. R. Philip Silver and D. Greg Horrigan retired as Co-Chief Executive Officers of the Company, but they will continue as Co-Chairmen of the Board in a non-executive capacity. For their service as Co-Chairmen of the Board in a non-executive capacity, the Board of Directors of the Company (with Messrs. Silver and Horrigan not participating) approved the following compensation for each of Messrs. Silver and Horrigan in lieu of the current compensation arrangement (including retainers and meeting fees) for members of the Board of Directors of the Company who do not receive compensation as an officer or employee of the Company: (1) payment of an annual retainer of $100,000, plus travel and other reasonable out-of-pocket expenses, and (ii) an annual award, having an aggregate fair market value of $50,000 as of the date of grant, of either restricted shares of Common Stock of the Company or restricted stock units in respect of shares of Common Stock of the Company under and pursuant to the Company's 2004 Stock Incentive Plan.


                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As set forth above, the Board of Directors of the Company elected Anthony J. Allott as Chief Executive Officer of the Company effective March 1, 2006. In addition to serving as Chief Executive Officer of the Company, Mr. Allott will continue to serve as President of the Company.

Effective March 1, 2006, Messrs. R. Philip Silver and D. Greg Horrigan retired as Co-Chief Executive Officers of the Company, but they will continue as Co-Chairmen of the Board in a non-executive capacity.


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

Additionally, the Company intends to amend its restated certificate of incorporation to expand the size of its Board of Directors from six to seven directors, with such additional member of the Board of Directors to serve as a Class III Director of the Company in accordance with the Company's restated certificate of incorporation. If the amendment to the Company's restated certificate of incorporation is approved at the Company's annual meeting of stockholders in 2006, the Board of Directors of the Company intends to appoint Mr. Allott as a Director of the Company to fill the resulting vacancy on the Board of Directors in accordance with the Company's restated certificate of incorporation.

Mr. Allott, age 41, has been President of the Company since August 2004. From May 2005 until March 2006, Mr. Allott was also Chief Operating Officer of the Company. From May 2002 until August 2004, Mr. Allott was Executive Vice President and Chief Financial Officer of the Company. Prior to joining the Company, Mr. Allott was Senior Vice President and Chief Financial Officer of Applied Extrusion Technologies, Inc., or AET, since July 1996. From July 1994 until July 1996, Mr. Allott was Vice President and Treasurer of AET. From 1992 until July 1994, Mr. Allott was Corporate Controller and Director of Financial Reporting of Ground Round Restaurants. Prior to that, Mr. Allott was a certified public accountant with Deloitte & Touche LLP.

Mr. Allott entered into an employment agreement with the Company in April 2004. Mr. Allott's employment agreement provides for, among other things, a severance benefit if Mr. Allott is terminated without cause in an amount equal to (i) the sum of his then current annual salary plus (ii) the maximum amount of his annual bonus payable to him.


                            Section 7--Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 1, 2006, the Company issued a press release announcing the election of Anthony J. Allott as Chief Executive Officer. A copy of this press release is furnished herewith and attached hereto as Exhibit 99.1.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                    Description
-----------                    -----------

99.1            Press Release dated March 1, 2006 announcing election of Anthony
                J. Allott as Chief Executive Officer.



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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILGAN HOLDINGS INC.


                                    By: /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: March 7, 2006














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



                                INDEX TO EXHIBITS



Exhibit No.                      Description
-----------                      -----------

   99.1         Press Release dated March 1, 2006 announcing election of Anthony
                J. Allott as Chief Executive Officer.








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